                                                                    Exhibit 99.2

                           MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 2

                   For the November 20, 1998 Distribution Date

                For the period beginning on October 1, 1998 and
                 ending on October 31, 1998 (the "Due Period")

           -----------------------------------------------------------

         The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, American Lenders Facilities Inc., as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

3.       The undersigned is an Officer of the Master Administrator.

4.       The date of this Report is November 18, 1998.

5.       Pool Factor.

                  (a)      The Pool Factor with respect to
                             October 1, 1998 was ............................................   .13728362
                                                                                               -----------
                  (b)      The Pool Factor with respect to
                             October 31, 1998 was  ...........................................  .11943622
                                                                                               -----------
         6. Investor and Seller Certificate Principal Balance (beginning of Due
Period).

                  (a)      The Investor Certificate Principal Balance as of
                           October 1, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding
                           Distribution Date) was............................................$ 5,107,362.37
                                                                                             ---------------


                  (b)      The Seller Certificate Principal Balance as of
                           October 1, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution
                            Date) was.....................................................   $   632,194.60
                                                                                             --------------
         7.       Occurrence of a Required Reserve Event

                  (a)      The Delinquency Ratio is.................................                 *12.40%
                                                                                                     -------
                  (b)      The Three Month Delinquency Ratio is.................                      *8.31%
                                                                                                     -------
                  (c)      The Gross Loss Ratio is....................................                 8.90%
                                                                                                     -------
                  (d)      The Three Month Gross Loss Ratio is..................                       6.89%
                                                                                                     -------
                  (e)      The percentage of eligible claims on the ALPI policy
                           not paid in a timely manner
                           is(*).............................................................        *35.47%
                                                                                                     -------
                  (f)      The Required Reserve Percentage is............................             10.00%
                                                                                                     -------
                  (g)      *Indicates which Required Reserve Event has occured.

                  SEE ANNEX C.1 FOR RATIO CALCULATIONS


(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $169,709.37 of claims which are currently in dispute. Such disputed claims represent 10.37% of all eligible claims.

         8.       Aggregate Monthly Servicing Fee.

                  (a)      The Monthly Servicing Fee owing
                           to the Servicer on the related
                           Distribution Date is ......................................       $     44,852.14
                                                                                              --------------
                  (b)      The amount of accrued and unpaid
                           Monthly Servicing Fees in respect of
                           prior Due Periods is .....................................        $         -0-
                                                                                              --------------
                  (c)      The total Monthly Servicing Fee paid or payable to
                           the Servicer in respect
                           of such Due Period [a+b] is...............................        $     44,852.14
                                                                                              --------------

         9.       Aggregate Monthly Subrogation Amount.

                  (a)      The Monthly Subrogation Amount
                           owing on the related Distribution
                           Date is................................................           $         -0-
                                                                                              --------------
                  (b)      The amount of accrued and unpaid Monthly Subrogation
                           Amount in respect of prior
                           Due Periods is ........................................           $         -0-
                                                                                              --------------
                  (c)      The total Monthly Subrogation Amount paid or payable
                           to the Master Administrator
                           in respect of such Due Period [a+b] is ...........                $         -0-
                                                                                              --------------
         10.      Aggregate Monthly Administrator Fee.

                  (a)      The Monthly Administrator Fee owing
                           on the related Distribution Date is .........................     $      5,037.94
                                                                                              --------------
                  (b)      The amount of accrued and unpaid
                           Monthly Administrator Fees in respect
                           of prior Due Periods is...................................        $         -0-
                                                                                              --------------
                  (c)      The total Monthly Administrator Fee
                           paid or payable to the Master Administrator
                           in respect of such Due Period [a+b] is .....................      $      5,037.94
                                                                                              --------------
         11.      The Cash Reserve Account.

                  (a)      The Insurance Reserve Amount/The Insurance
                           Deductible

                           (i)      The Insurance Reserve Amount as
                                    of the first day of the Due Period.............         $           0
                                                                                              --------------
                           (ii)     The aggregate amount to be withdrawn
                                    from the Insurance Reserve Amount,
                                    deposited into the Collection Account
                                    and applied against the aggregate
                                    amount of the Insurance Deductible..........            $       2,176.24
                                                                                              --------------
                           (iii)    Additional Insurance Deductible
                                    deposited by the Seller into the Cash
                                    Reserve Account...................................      $       2,176.24
                                                                                              --------------
                           (iv)     The Insurance Reserve Amount as of
                                    the end of the Due Period is.....................       $           0
                                                                                              --------------


                  (b)      The Available Cash Reserve Amount

                           (i)      The Required Cash Reserve Amount
                                    (assuming all withdrawals or deposits to
                                    be made with respect to the current
                                    Distribution Date are made) is.................          $    510,736.24
                                                                                              --------------
                           (ii)     The Available Cash Reserve Amount
                                    available for deposit to the Collection
                                    Account on the related Deposit Date
                                    (prior to any withdrawals or deposits
                                    to be made with respect to the current
                                    Distribution Date are made) is.................          $    529,589.93
                                                                                              --------------
                           (iii)    The amount to be deposited to
                                    (withdrawn from) the Available Cash
                                    Reserve Amount with respect to the
                                    current Distribution Date is....................         $   (240,750.84)
                                                                                              --------------

                           (iv)     The Available Cash Reserve Amount
                                    available for deposit to the Collection
                                    Account on the related Deposit Date
                                    (after any withdrawals or deposits to be
                                    made with respect to the current
                                    Distribution Date are made) is................           $    288,839.09
                                                                                              --------------
                  (c)      The total Cash Reserve Account as of the end of the
                           Due Period (after giving effect to the deposits and
                           withdrawals in (a) and
                           (b) above) is................................................     $    288,839.09
                                                                                              --------------

         12.      Available Funds.

                  (a)      The amount of Available Funds with
                           respect to the related Due Period was.................            $    497,870.95
                                                                                              --------------
                  (b)      The amount of Available Funds with respect to the
                           immediately preceding Due Period that were retained
                           in the Collection Account was............................         $          0
                                                                                              --------------
                  (c)      Interest earned on and retained in the
                           Collection Account for the Due Period
                           and interest earned on the Cash Reserve
                           Account and transferred to the Collection
                           Account for the Due Period on the
                           related Deposit Date was ................................          $     5,037.94
                                                                                              --------------


                  (d)      Total distributable funds with respect
                           to the related Due Period [a+b+c] was .......................     $    502,908.89
                                                                                              --------------
                  (e)      The amount of Available Funds used to purchase
                           additional Auto Loans during
                           the related Due Period was ............................           $         -0-
                                                                                              --------------
                  (f)      The amount of Available Funds and interest earned on
                           the Collection Account remaining after the purchase
                           of additional Auto Loans with respect
                           to the related Due Period [d-e] is ........................       $    502,908.89
                                                                                              --------------
         13.               Disbursements to be made on the related Distribution
                           Date. The Certificate Rate is 7.00%.

                  (a)      The amount of the aggregate Monthly
                           Servicing Fee to be paid to the Servicer
                           on such Distribution Date is.............................         $     44,852.14
                                                                                              --------------
                  (b)      The amount of the aggregate Monthly Subrogation
                           Amount to be paid to the Master Administrator on such
                           Distribution date is........................................      $         -0-
                                                                                              --------------
                  (c)      The amount of the Monthly Administrator
                           Fee to be paid to the Master Administrator
                           on such Distribution Date is.............................         $      5,037.94
                                                                                              --------------
                  (d)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Investor Certificates at the Certificate Rate,
                           including any Shortfall so allocable is ...............           $     29,792.95
                                                                                              --------------
                  (e)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes payments
                           in reduction of principal with respect
                           to the Investor Certificates is ...........................       $    663,976.70
                                                                                              --------------
                  (f)      The total amount of the distribution
                           to be made on such Distribution Date
                           to the Investor Certificateholders [d+e] is ..........            $    693,769.65
                                                                                              --------------
                  (g)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Seller Certificate at the Certificate Rate is.......       $             0
                                                                                              --------------


                  (h)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes a
                           reduction of principal
                           with respect to the Seller Certificate is.............            $          0
                                                                                              --------------
                  (i)      The amount to be deposited (withdrawn) to
                            the Cash Reserve Account is.............................         $   (240,750.84)
                                                                                              --------------
                  (j)      The amount to be retained in the
                           Collection Account with respect to
                           the Partial Payment Amount is ...........................         $          0
                                                                                              --------------
                  (k)      The amount to be disbursed to the
                           Seller Certificateholder (other than the
                           amounts referred to in (g) and (h)) is ..................         $          0
                                                                                              --------------
                  (l)      The total amount of the
                           distribution to be made to the
                           Seller Certificateholders [g+h+k] is ...................          $          0
                                                                                              --------------
         14. Investor and Seller Certificate Principal Balance (end of Due
Period).

                  (a)      The Investor Certificate Principal Balance as of
                           October 31, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately
                           preceding Distribution Date) was...............................    $ 4,443,385.67
                                                                                              --------------
                  (b)      The Seller Certificate Principal Balance as of
                           October 31, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the related Distribution Date) was.................................$   632,194.60
                                                                                              --------------

         15.      Events of Administrator Termination.
                  No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of November 1998.


                                                NYLIFE SFD Holding INC.
                                                  as Master Administrator



                                                By:/s/  Scott Drath
                                                   -----------------------------
                                                   Name:  Scott Drath
                                                   Title:    Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 18, 1999


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 18, 1999


             In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


    1.       Aggregate Principal Balance of Performing Active Loans.

             As of October 31, 1998 [the close of business on the last day of the Due Period]

                      Number of Days                Number of                Aggregate Principal
                          Delinquent                Auto Loans             Balance of Auto Loans
                      --------------                ----------             ---------------------
                      current (0-29)                       992                     $  3,851,700
                           30 - 59                          74                          415,201
                           60 - 89                          20                          106,598
                           90 - 119                         11                           61,785
                          120 - 179                         15                          105,483
                          180 and over                      56                          396,328
                                                    ----------                 ----------------
                      Totals:                            1,098                     $  4,937,095
                                                    ----------                 ----------------

              Aggregate Principal Balance of Defaulted
              Auto Loans at October 31, 1998                                         2,971,089
                                                                               ----------------


    2.       Total Amounts Collected during the Due Period and Deposited into the Collection Account.
             (a)      The total amount of Payments collected
                      on the Auto Loans and deposited into the
                      Collection Account for the Due Period was............        $ 440,530.45
                                                                               ----------------
             (b)      The total amount of Recoveries on
                      Defaulted Auto Loans collected on the
                      Auto Loans and deposited into the
                      Collection Account for the Due Period was  .........         $  55,164.26
                                                                               ----------------
             (c)      The total amounts collected on the Auto Loans and
                      deposited into the Collection
                      Account for the Due Period was [a+b]................         $ 495,694.71
                                                                               ----------------

    3.       Defaulted Auto Loans.

             Auto Loans that became Defaulted Auto Loans during the Due Period:

                      Number of                   Aggregate Principal
                      Auto Loans                Balance of Auto Loans
                      ----------                ---------------------
                           46                         $376,073.02

    4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.
                      The Certificate Rate is 7%.

             (a)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes interest on the Investor
                  Certificates at the Certificate Rate, including any Shortfall so allocable stated on the basis of
                  $1,000 Initial Principal Amount is ................................        $      0.800821
                                                                                          ------------------
             (b)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes payments in reduction of principal with respect to the Investor Certificate on the
                  basis of $1,000 Initial Principal Amount is .......................        $     17.847397
                                                                                          ------------------
             (c)  The total amount of the distribution to be made on such
                  Distribution Date to the Investor Certificateholders on the
                  basis of $1,000 Initial Principal Amount is ..........................     $     18.648218
                                                                                          ------------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 18, 1998

             Calculation of Required Cash Reserve Amount as of the November 20, 1998 Distribution Date.

             (i)      The Investor Certificate Principal Balance equals
                      $5,107,362.37

             (ii)     Required Reserve Percentage equals 10%.

             (iii)    The Required Cash Reserve Amount equals (the product of
                      (i) and (ii)) $510,736.24.

             For purposes of this Annex C, the following term shall have the following meaning:

    "Required Reserve Percentage" means:

             (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

             (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

             (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

             (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

             (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

             (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                                  ANNEX C.1


                                                                                                 Ratios
                                                                                                 ------

1.     DELINQUENCY RATIO:

         October Principal Balance 60+ days (net)        =        980,663.73        =            12.40%
       ----------------------------------------------         -----------------
          October Aggregate Principal Balance                   7,908,184.07


2.     THREE MONTH DELINQUENCY RATIO:

         Sum of August - October Principal Balances
            Balances 60+ days (net)                      =      2,099,718.52        =             8.31%
       ----------------------------------------------         -----------------
         Sum of August - October Principal Balances            25,270,472.76


3.     GROSS LOSS RATIO:

         Twelve times the:
           October Principal Balance of Defaulted
               Auto Loans repossessed                    =         58,664.76        =             8.90%
       ----------------------------------------------         -----------------
           October Aggregate Principal Balance                  7,908,184.07


4.     THREE MONTH GROSS LOSS RATIO:

         Twelve times the:
           Sum of August - October Principal Balances
             of Defaulted Auto Loans repossessed         =        145,197.78        =             6.89%
       ----------------------------------------------         -----------------
           Sum of August - October Principal Balances          25,270,472.76


5.     ALPI CLAIMS PAYMENT TEST:

               Aggregate Principal Balance of
          ALPI Claims not paid within timeframe          =        580,639.54        =            35.47%
       ----------------------------------------------         -----------------
            Principal Balance of Eligible Claims                1,637,111.75



                           MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 2

                   For the December 21, 1998 Distribution Date

                For the period beginning on November 1, 1998 and
                 ending on November 30, 1998 (the "Due Period")

           -----------------------------------------------------------

         The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, American Lenders Facilities Inc., as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

         2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

         3.           The undersigned is an Officer of the Master Administrator.

         4.           The date of this Report is December 18, 1998.

         5.       POOL FACTOR.

                  (a)      The Pool Factor with respect to
                           November 1, 1998 was..........................................     .11943622
                                                                                              ---------

                  (b)      The Pool Factor with respect to
                           November 30, 1998 was ........................................     .10013745
                                                                                               --------

         6.       INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE
                  (BEGINNING OF DUE PERIOD).

                  (a)      The Investor Certificate Principal Balance as of
                           November 1, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding
                           Distribution Date) was........................................ $4,443,385.67
                                                                                            -----------

                  (b)      The Seller Certificate Principal Balance as of
                           November 1, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution
                           Date) was..................................................... $  632,194.60
                                                                                           ------------
         7.       OCCURRENCE OF A REQUIRED RESERVE EVENT

                  (a)      The Delinquency Ratio is......................................        *16.16%
                                                                                         --------------
                  (b)      The Three Month Delinquency Ratio is..........................        *13.94%
                                                                                         --------------

                  (c)      The Gross Loss Ratio is.......................................         10.51%
                                                                                         --------------

                  (d)      The Three Month Gross Loss Ratio is...........................          8.05%
                                                                                         --------------

                  (e)      The percentage of eligible claims on the ALPI policy
                           not paid in a timely manner
                           is(*).........................................................        *33.17%
                                                                                         --------------
                  (f)      The Required Reserve Percentage is............................         10.00%
                                                                                         --------------
                  (g)      *Indicates which Required Reserve Event has occured.

                  SEE ANNEX C.1 FOR RATIO CALCULATIONS


(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $140,880.62 of claims which are currently in dispute. Such disputed claims represent 8.78% of all eligible claims.

         8.       AGGREGATE MONTHLY SERVICING FEE.

                  (a)      The Monthly Servicing Fee owing
                           to the Servicer on the related
                           Distribution Date is ........................................  $   50,637.04
                                                                                         --------------

                  (b)      The amount of accrued and unpaid
                           Monthly Servicing Fees in respect of
                           prior Due Periods is ......................................    $         -0-
                                                                                         --------------
                  (c)      The total Monthly Servicing Fee paid or payable to
                           the Servicer in respect
                           of such Due Period [a+b] is..................................  $   50,637.04
                                                                                         --------------



         9.       AGGREGATE MONTHLY SUBROGATION AMOUNT.

                  (a)      The Monthly Subrogation Amount
                           owing on the related Distribution
                           Date is......................................................  $         -0-
                                                                                         --------------
                  (b)      The amount of accrued and unpaid Monthly Subrogation
                           Amount in respect of prior
                           Due Periods is ............................................    $         -0-
                                                                                         --------------
                  (c)      The total Monthly Subrogation Amount paid or payable
                           to the Master Administrator
                           in respect of such Due Period [a+b] is .....................   $         -0-
                                                                                         --------------

         10.      AGGREGATE MONTHLY ADMINISTRATOR FEE.

                  (a)      The Monthly Administrator Fee owing
                           on the related Distribution Date is .........................  $    4,136.95
                                                                                         --------------

                  (b)      The amount of accrued and unpaid
                           Monthly Administrator Fees in respect
                           of prior Due Periods is......................................  $         -0-
                                                                                         --------------
                  (c)      The total Monthly Administrator Fee
                           paid or payable to the Master Administrator
                           in respect of such Due Period [a+b] is ......................  $    4,136.95
                                                                                         --------------

         11.      THE CASH RESERVE ACCOUNT.

                  (a)      The Insurance Reserve Amount/The Insurance Deductible

                           (i)      The Insurance Reserve Amount as
                                    of the first day of the Due Period..................  $           0
                                                                                         --------------
                           (ii)     The aggregate amount to be withdrawn
                                    from the Insurance Reserve Amount,
                                    deposited into the Collection Account
                                    and applied against the aggregate
                                    amount of the Insurance Deductible..................  $   10,383.80
                                                                                         --------------
                           (iii)    Additional Insurance Deductible
                                    deposited by the Seller into the Cash
                                    Reserve Account ....................................  $   10,383.80
                                                                                         --------------
                           (iv)     The Insurance Reserve Amount as of
                                    the end of the Due Period
                                    is..................................................  $           0
                                                                                         --------------

                  (b)      The Available Cash Reserve Amount

                           (i)      The Required Cash Reserve Amount
                                    (assuming all withdrawals or deposits to


                                    be made with respect to the current
                                    Distribution Date are made) is......................$    444,338.57
                                                                                         --------------

                           (ii)     The Available Cash Reserve Amount
                                    available for deposit to the Collection
                                    Account on the related Deposit Date
                                    (prior to any withdrawals or deposits
                                    to be made with respect to the current
                                    Distribution Date are made) is......................$    288,839.09
                                                                                         --------------

                           (iii)    The amount to be deposited to
                                    (withdrawn from) the Available Cash
                                    Reserve Amount with respect to the
                                    current Distribution Date is........................$           -0-
                                                                                         --------------

                           (iv)     The Available Cash Reserve Amount
                                    available for deposit to the Collection
                                    Account on the related Deposit Date
                                    (after any withdrawals or deposits to be
                                    made with respect to the current
                                    Distribution Date are made) is......................$    288,839.09
                                                                                         --------------

                  (c)      The total Cash Reserve Account as of the end of the
                           Due Period (after giving effect to the deposits and
                           withdrawals in (a) and
                           (b) above) is................................................$   288,839.09
                                                                                         --------------


         12.      AVAILABLE FUNDS.

                  (a)      The amount of Available Funds with
                           respect to the related Due Period was........................$    815,959.11
                                                                                         --------------

                  (b)      The amount of Available Funds with respect to the
                           immediately preceding Due Period that were retained
                           in the Collection Account was................................$             0
                                                                                         --------------

                  (c)      Interest earned on and retained in the
                           Collection Account for the Due Period
                           and interest earned on the Cash Reserve
                           Account and transferred to the Collection
                           Account for the Due Period on the
                           related Deposit Date was ....................................$      4,136.95
                                                                                         --------------

                  (d)      Total distributable funds with respect
                           to the related Due Period [a+b+c] was .......................$    820,096.06
                                                                                         --------------


                  (e)      The amount of Available Funds used to purchase
                           additional Auto Loans during
                           the related Due Period was ..................................  $         -0-
                                                                                         --------------

                  (f)      The amount of Available Funds and interest earned on
                           the Collection Account remaining after the purchase
                           of additional Auto Loans with respect
                           to the related Due Period [d-e] is ..........................  $  820,096.06
                                                                                         --------------

         13.      DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE.

                           The Certificate Rate is 7.00%.

                  (a)      The amount of the aggregate Monthly
                           Servicing Fee to be paid to the Servicer
                           on such Distribution Date is.................................  $   50,637.04
                                                                                         --------------

                  (b)      The amount of the aggregate Monthly Subrogation
                           Amount to be paid to the Master Administrator on such
                           Distribution date is.........................................  $         -0-
                                                                                         --------------

                  (c)      The amount of the Monthly Administrator
                           Fee to be paid to the Master Administrator
                           on such Distribution Date is.................................  $    4,136.95
                                                                                         --------------

                  (d)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Investor Certificates at the Certificate Rate,
                           including any Shortfall so allocable is ...................    $   25,919.75
                                                                                         --------------

                  (e)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes payments
                           in reduction of principal with respect
                           to the Investor Certificates is .............................  $  717,972.27
                                                                                         --------------

                  (f)      The total amount of the distribution
                           to be made on such Distribution Date
                           to the Investor Certificateholders [d+e] is...... .........    $  743,892.02
                                                                                         --------------

                  (g)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Seller Certificate at the Certificate Rate is ........  $    3,687.80
                                                                                         --------------


                  (h)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes a
                           reduction of principal with respect to the Seller
                           Certificate is...............................................  $   17,742.25
                                                                                         --------------

                  (i)      The amount to be deposited (withdrawn) to
                           the Cash Reserve Account is..................................  $         -0-
                                                                                         --------------

                  (j)      The amount to be retained in the
                           Collection Account with respect to
                           the Partial Payment Amount is ...............................  $           0
                                                                                         --------------

                  (k)      The amount to be disbursed to the
                           Seller Certificateholder (other than the
                           amounts referred to in (g) and (h)) is .....................   $           0
                                                                                         --------------

                  (l)      The total amount of the
                           distribution to be made to the
                           Seller Certificateholders [g+h+k] is ........................  $   21,430.05
                                                                                         --------------

         14.      INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE
                  (END OF DUE PERIOD).

                  (a)      The Investor Certificate Principal Balance as of
                           November 30, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution Date) was.............  $3,725,413.40
                                                                                         --------------
                  (b)      The Seller Certificate Principal Balance as of
                           November 30, 1998 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the related Distribution Date) was...........................  $  614,452.35
                                                                                         --------------


         15.      EVENTS OF ADMINISTRATOR TERMINATION.

                  No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].


                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of December 1998.


                             NYLIFE SFD Holding INC.
                              as Master Administrator

                             By: /s/ Scott Drath
                                --------------------------------------
                                Name:  Scott Drath
                                Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED December 18, 1998


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED December 18, 1998


             In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


         1. AGGREGATE PRINCIPAL BALANCE OF PERFORMING ACTIVE LOANS.

                  As of November 30, 1998 [the close of business on the last day of the Due Period]

                      Number of Days        Number of            Aggregate Principal
                       Delinquent          Auto Loans            Balance of Auto Loans
                       ----------          ----------            ---------------------

                      current (0-29)             923                     $  3,494,743
                            30 - 59               75                          376,490
                            60 - 89               21                          111,113
                            90 - 119              10                           55,629
                           120 - 179              15                          101,400
                        180 and over               1                             (27)
                                       ---------------                    ---------------
                       Totals:                 1,045                     $  4,139,348
                                       ---------------                    ---------------
                                       ---------------                    ---------------

              Aggregate Principal Balance of Defaulted
              Auto Loans at November 30, 1998                               3,118,760
                                                                          ---------------



    2.       TOTAL AMOUNTS COLLECTED DURING THE DUE PERIOD AND DEPOSITED INTO
             THE COLLECTION ACCOUNT.


             (a)      The total amount of Payments collected
                      on the Auto Loans and deposited into the
                      Collection Account for the Due Period was.........................$    737,027.02
                                                                                         --------------
             (b)      The total amount of Recoveries on
                      Defaulted Auto Loans collected on the
                      Auto Loans and deposited into the
                      Collection Account for the Due Period was.........................$     68,548.29
                                                                                         --------------

             (c)      The total amounts collected on the Auto Loans and
                      deposited into the Collection
                      Account for the Due Period was [a+b]..............................$    805,575.31
                                                                                         --------------

    3.       DEFAULTED AUTO LOANS.

             Auto Loans that became Defaulted Auto Loans during the Due Period:

                      Number of                   Aggregate Principal
                      Auto Loans                 Balance of Auto Loans
                      ----------                 ---------------------

                          68                         $475,509.99

    4.       THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
             STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.

                  The Certificate Rate is 7%.

             (a)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes interest on the Investor
                  Certificates at the Certificate Rate, including any Shortfall so allocable stated on the basis of
                  $1,000 Initial Principal Amount is ...................................$      0.696711
                                                                                         --------------

             (b)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes payments in reduction of principal with respect to the Investor Certificate on the
                  basis of $1,000 Initial Principal Amount is ..........................$     19.298773
                                                                                         --------------

             (c)  The total amount of the distribution to be made on such
                  Distribution Date to the Investor Certificateholders on the
                  basis of $1,000 Initial Principal Amount is...........................$     19.995484
                                                                                         --------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED December 18, 1998

              Calculation of Required Cash Reserve Amount as of the December 21, 1998 Distribution Date.

             (i)      The Investor Certificate Principal Balance equals
                      $4,443,385.67.

             (ii)     Required Reserve Percentage equals 10%.

             (iii)    The Required Cash Reserve Amount equals (the product of
                      (i) and (ii)) $444,338.56.

              For purposes of this Annex C, the following term shall have the following meaning:

    "REQUIRED RESERVE PERCENTAGE" MEANS:

             (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

             (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

             (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

             (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

             (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding
                      Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

             (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                                  ANNEX C.1


                                                                                                 Ratios
                                                                                                 ------

1.     DELINQUENCY RATIO:

         November Principal Balance 60+ days (net)            =      1,172,677.85        =       16.16%
       ----------------------------------------------------         -----------------
          November Aggregate Principal Balance                       7,258,108.34


2.     THREE MONTH DELINQUENCY RATIO:

       Sum of September - November Principal Balances
            Balances 60+ days (net)                           =       3,271,011.03       =       13.94%
       ----------------------------------------------------         -----------------
       Sum of September - November Principal Balances                23,458,957.32


3.     GROSS LOSS RATIO:

         Twelve times the:
           November Principal Balance of Defaulted
               Auto Loans repossessed                         =          63,578.20       =       10.51%
       ----------------------------------------------------         -----------------
           November Aggregate Principal Balance                       7,258,108.34


4.     THREE MONTH GROSS LOSS RATIO:

         Twelve times the:
           Sum of September - November Principal Balances
             of Defaulted Auto Loans repossessed              =         157,413.99       =        8.05%
       ----------------------------------------------------         -----------------
           Sum of September - November Principal Balances            23,458,957.32


5.     ALPI CLAIMS PAYMENT TEST:

               Aggregate Principal Balance of
          ALPI Claims not paid within timeframe               =         532,061.30       =       33.17%
       ----------------------------------------------------         -----------------
            Principal Balance of Eligible Claims                      1,604,187.81




                           MASTER ADMINISTRATOR REPORT


            ---------------------------------------------------------

                              NAFCO AUTO TRUST--2

                   For the January 20, 1999 Distribution Date

                For the period beginning on December 1, 1998 and
                 ending on December 31, 1998 (the "Due Period")

           -----------------------------------------------------------


     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, American Lenders Facilities Inc., as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3. The undersigned is an Officer of the Master Administrator.

     4. The date of this Report is January 15, 1999.

     5. POOL FACTOR.



          (a)  The Pool Factor with respect to
               December 1, 1998 was .....................................      .10013745
                                                                          --------------

          (b)  The Pool Factor with respect to
               December 31, 1998 was ....................................      .09092833
                                                                          --------------


     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE
        (BEGINNING OF DUE PERIOD).



          (a)  The Investor Certificate Principal
               Balance as of December 1, 1998
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was ................................... $ 3,725,413.40
                                                                          --------------




          (b)  The Seller Certificate Principal
               Balance as of December 1, 1998 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was ................................................ $   614,452.35
                                                                          --------------


     7. OCCURRENCE OF A REQUIRED RESERVE EVENT



          (a)  The Delinquency Ratio is .................................        *18.19%
                                                                          --------------
          (b)  The Three Month Delinquency Ratio is .....................        *15.43%
                                                                          --------------
          (c)  The Gross Loss Ratio is ...................................         8.30%
                                                                          --------------
          (d)  The Three Month Gross Loss Ratio is .......................         9.25%
                                                                          --------------
          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) .....................................................       *16.73%
                                                                          --------------
          (f)  The Required Reserve Percentage is ........................        10.00%
                                                                          --------------
          (g)  *Indicates which Required Reserve Event has occured.


          SEE ANNEX C.1 FOR RATIO CALCULATIONS

-----------------
(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $151,128.35 of claims which are currently in dispute. Such disputed claims represent 8.85% of all eligible claims.

     8. AGGREGATE MONTHLY SERVICING FEE.



          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is ...................................... $   42,156.83
                                                                           -------------
          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is ...................................... $         -0-
                                                                           -------------
          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is ............................... $   42,156.83
                                                                           -------------


     9. AGGREGATE MONTHLY SUBROGATION AMOUNT.



          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is .................................................. $          -0-
                                                                          --------------
          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is ........................................... $          -0-
                                                                          --------------
          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is ................... $          -0-
                                                                          --------------


    10. AGGREGATE MONTHLY ADMINISTRATOR FEE.



          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is ...................... $     4,458.21
                                                                          --------------
          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is .................................. $          -0-
                                                                          --------------
          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is ................... $     4,458.21
                                                                          --------------


    11. THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance Deductible



               (i)   The Insurance Reserve Amount as
                     of the first day of the Due Period ................. $          -0-
                                                                          --------------
               (ii)  The aggregate amount to be withdrawn
                     from the Insurance Reserve Amount,
                     deposited into the Collection Account
                     and applied against the aggregate
                     amount of the Insurance Deductible ................. $    81,069.05
                                                                          --------------
               (iii) Additional Insurance Deductible
                     deposited by the Seller into the Cash
                     Reserve Account .................................... $    81,069.05
                                                                          --------------

               (iv)  The Insurance Reserve Amount as of
                     the end of the Due Period is........................ $          -0-
                                                                          --------------


          (b)  The Available Cash Reserve Amount



               (i)   The Required Cash Reserve Amount
                     (assuming all withdrawals or deposits to
                     be made with respect to the current
                     Distribution Date are made) is ..................... $   372,541.34
                                                                          --------------
               (ii)  The Available Cash Reserve Amount
                     available for deposit to the Collection
                     Account on the related Deposit Date
                     (prior to any withdrawals or deposits
                     to be made with respect to the current
                     Distribution Date are made) is ..................... $   288,839.09
                                                                          --------------
               (iii) The amount to be deposited to
                     (withdrawn from) the Available Cash
                     Reserve Amount with respect to the
                     current Distribution Date is ....................... $          -0-
                                                                          --------------
               (iv)  The Available Cash Reserve Amount
                     available for deposit to the Collection
                     Account on the related Deposit Date
                     (after any withdrawals or deposits to be
                     made with respect to the current
                     Distribution Date are made) is ..................... $   288,839.09
                                                                          --------------
          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is ............................................ $   288,839.09
                                                                          --------------

    12. AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was .................... $   626,207.79
                                                                          --------------
          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was ................................... $          -0-
                                                                          --------------
          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account and transferred to the Collection
               Account for the Due Period on the
               related Deposit Date was ................................. $     4,458.21
                                                                          --------------
          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was .................... $   630,666.00
                                                                          --------------




          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was ............................... $          -0-
                                                                          --------------
          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is ....................... $   630,666.00
                                                                          --------------


    13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE.

               The Certificate Rate is 7.00%.



          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is ............................. $    42,156.83
                                                                          --------------
          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is ..................................... $          -0-
                                                                          --------------
          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is ............................. $     4,458.21
                                                                          --------------
          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is .................. $    21,731.58
                                                                          --------------
          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is .......................... $   342,606.84
                                                                          --------------




          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is .............. $   364,338.42
                                                                          --------------
          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is ................... $     3,584.31
                                                                          --------------
          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is ................ $   216,128.23
                                                                          --------------
          (i)  The amount to be deposited (withdrawn) to
               the Cash Reserve Account is .............................. $          -0-
                                                                          --------------
          (j)  The amount to be retained in the
               Collection Account with respect to
               the Partial Payment Amount is ............................ $          -0-
                                                                          --------------
          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h)) is ................... $          -0-
                                                                          --------------
          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is ..................... $   219,712.54
                                                                          --------------


    14. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE
        (END OF DUE PERIOD).



          (a)  The Investor Certificate Principal Balance
               as of December 31, 1998 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was ......................... $ 3,382,806.56
                                                                          --------------
          (b)  The Seller Certificate Principal
               Balance as of December 31, 1998 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               related Distribution Date) was ........................... $   398,324.12
                                                                          --------------


    15. EVENTS OF ADMINISTRATOR TERMINATION.

        No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of January 1999.


                                      NYLIFE SFD Holding INC.
                                       as Master Administrator

                                      By: /s/ Scott Drath
                                         --------------------------------------
                                        Name:  Scott Drath
                                        Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED January 15, 1999


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED January 15, 1999


    In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1. AGGREGATE PRINCIPAL BALANCE OF PERFORMING ACTIVE LOANS.

        As of December 31, 1998 [the close of business on the last day of the Due Period]



          Number of Days           Number of            Aggregate Principal
           Delinquent             Auto Loans           Balance of Auto Loans
          --------------          ----------           ---------------------
          current (0-29)              777                   $  3,153,532
            30 - 59                    85                        357,561
            60 - 89                    24                        106,100
            90 - 119                   16                         72,127
           120 - 179                   14                         72,071
           180 and over                 2                         (2,717)
                                  -------                   ------------
          Totals:                     918                   $  3,758,674
                                  -------                   ------------
                                  -------                   ------------

          Aggregate Principal Balance of Defaulted
          Auto Loans at December 31, 1998                      3,040,605
                                                            ------------



     2. TOTAL AMOUNTS COLLECTED DURING THE DUE PERIOD
        AND DEPOSITED INTO THE COLLECTION ACCOUNT.


          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was ................ $   451,784.40
                                                                          --------------
          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was ................ $    93,354.34
                                                                          --------------
          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b] ..................... $   545,138.74
                                                                          --------------


     3. DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:



                      Number of                  Aggregate Principal
                      Auto Loans                Balance of Auto Loans
                      ----------                ---------------------
                          10                          $61,061.74

     4. THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
        STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.

               The Certificate Rate is 7%.



          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is ....................... $     0.584135
                                                                          --------------
          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is .............. $     9.209119
                                                                          --------------
          (c)  The total amount of the distribution to be made on such
               Distribution Date to the Investor Certificateholders on
               the basis of $1,000 Initial Principal Amount is .......... $     9.793254
                                                                           -------------


                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED January 15, 1999

    Calculation of Required Cash Reserve Amount as of the January 20, 1999 Distribution Date.

          (i)   The Investor Certificate Principal Balance equals $3,725,413.40.

          (ii)  Required Reserve Percentage equals 10%.

          (iii) The Required Cash Reserve Amount equals (the product of (i) and
                (ii)) $372,541.34.

    For purposes of this Annex C, the following term shall have the following meaning:

    "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the
               Required Reserve Percentage on each succeeding Payment
               Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
               Gross Loss Ratio is less than 14.5% (a "Three Month
               Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                                  ANNEX C.1


                                                                                                 Ratios
                                                                                                 ------

1.     DELINQUENCY RATIO:

         December Principal Balance 60+ days (net)            =      1,236,638.34        =       18.19%
       ----------------------------------------------------         -----------------
          December Aggregate Principal Balance                       6,799,278.81


2.     THREE MONTH DELINQUENCY RATIO:

       Sum of October - December Principal Balances
            Balances 60+ days (net)                           =       3,389,979.92       =       15.43%
       ----------------------------------------------------         -----------------
       Sum of October - December Principal Balances                  21,965,571.22


3.     GROSS LOSS RATIO:

         Twelve times the:
           December Principal Balance of Defaulted
               Auto Loans repossessed                         =          47,042.57       =        8.30%
       ----------------------------------------------------         -----------------
           December Aggregate Principal Balance                       6,799,278.81


4.     THREE MONTH GROSS LOSS RATIO:

         Twelve times the:
           Sum of October - December Principal Balances
             of Defaulted Auto Loans repossessed              =         169,285.53       =        9.25%
       ----------------------------------------------------         -----------------
           Sum of October - December Principal Balances              21,965,571.22


5.     ALPI CLAIMS PAYMENT TEST:

               Aggregate Principal Balance of
          ALPI Claims not paid within timeframe               =         285,792.84       =       16.73%
       ----------------------------------------------------         -----------------
            Principal Balance of Eligible Claims                      1,708,120.33


